UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT: February 25, 2011

HUIFENG BIO-PHARMACEUTICAL TECHNOLOGY, INC.
(Exact name of Registrant as specified in its charter)

Nevada	000-32253	87-0650264
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

16B/F Ruixin Bldg., No. 25 Gaoxin Road
Xi’an 710075, Shaanxi Province, China
(Address of principal executive offices)

86-29-8822 4682
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 25, 2011, two of the Company’s independent directors, John Zhang and Xiaoli Sun, resigned from the board of directors due to the expiration of the one year term of the Independent Director Agreements between them and the Company. John Zhang, Xiaoli Sun and the Company have agreed not to renew the Independent Director Agreements. Effective on February 25, 2011, John Zhang and Xiaoli Sun were no longer the independent directors of the Company.

On April 9, 2011, Mr. Chikeung Lui, resigned as independent director of the Company. Mr. Lui’s resignation was due to personal reasons and not because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huifeng Bio-Pharmaceutical Technology, Inc.

	By:	/s/ Jing’an Wang
Jing’an Wang
Date: May 5, 2011		Chief Executive Officer